Aberdeen Funds: Summary Prospectus

Aberdeen Global Equity Impact Fund

(formerly, Aberdeen Select International Equity Fund II)

February 28, 2019

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/usretail/literature/equity. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeenstandard.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2019, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2018, are incorporated by reference into this summary prospectus.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with the Trust.

Fund Tickers

Class A: JETAX   Institutional Class: JETIX

Objective

The Aberdeen Global Equity Impact Fund (the "Global Equity Impact Fund" or the "Fund") seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Equity Impact Fund. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Institutional Class Shares
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses[1]	1.44%	1.43%
Total Annual Fund Operating Expenses	2.49%	2.23%
Less Fee Waiver/Expense Reimbursement	0.46%	0.45%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[2]	2.03%	1.78%

1  Other expenses for Class A and Institutional Class shares have been restated to reflect current fees. The Fund owes an uncertain amount of tax liability relating to the receipt of payments on tax reclaims from some European jurisdictions in an amount that is subject to negotiations with the Internal Revenue Service, the estimated amount of which contributed approximately 0.68% to "Other Expenses". Upon final determination of the Internal Revenue Service, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Fund's expenses, net asset value and performance may be materially adversely affected.

2  Aberdeen Investment Funds and Aberdeen Standard Investments Inc. (formerly known as Aberdeen Asset Management Inc.) (the "Adviser") have entered into a written contract pursuant to which the Adviser will waive fees and reimburse expenses so that the Fund's operating expenses do not exceed 1.10% for Institutional Class and 1.35% for Class A shares of the Fund, which may not be terminated before February 28, 2021 without approval from the Independent Trustees. This expense limitation excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business. The Fund is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by

  Aberdeen Global Equity Impact Fund: Summary Prospectus as of February 28, 2019  1

the Adviser; provided, however, that any reimbursements must be paid within not more than three fiscal years after the fiscal year in which the Adviser limited the fees or paid the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in effect at the time fees were limited or expenses were paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Global Equity Impact Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$206	$685	$1,240	$2,754
Institutional Class shares	$181	$608	$1,110	$2,492

Portfolio Turnover

The Global Equity Impact Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Global Equity Impact Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.).

The Fund invests in securities of companies that aim to create positive measurable environmental and/or social impacts.

Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

Under normal market conditions, the Fund will invest significantly (at least 40% — unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in non-U.S. companies. A company is considered to be a non-U.S. company if Fund management determines that the company meets one or more of the following criteria: the company

•  is organized under the laws of, or has its principal office in, a country outside the U.S.;

•  has its principal securities trading market in a country outside the U.S.; and/or

•  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Under normal market conditions, the Fund invests in securities from at least three different countries. The Fund may also invest in companies of emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. In addition, the Fund may invest in securities of any market capitalization. The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Adviser selects investments for the Fund based on an evaluation of the important factors that drive a company's share price, as well as the company's environmental and social impact practices. The Adviser employs a fundamental, bottom-up equity investment style. The style recognizes that the market is not efficient at pricing the fundamentals that drive a company's share price when the company undergoes or faces a material change; therefore, the investment team focuses on securing and analyzing information about the fast changing corporate prospects of companies, concentrating on the most important factors that drive the market price of the investment. Once an investment opportunity has been identified, the Adviser then assesses the company's ability to deliver positive outcomes for the environment and society in nine areas or "pillars": circular economy (i.e. optimal reuse of resources), sustainable energy, food and agriculture, water and sanitation, health and social care, financial inclusion, sustainable real estate and infrastructure, education and employment, and impact leaders (i.e. companies that help others achieve sustainable development goals). The Adviser generally aligns its impact assessment to the United Nations Sustainable Development Goals.

Principal Risks

The Global Equity Impact Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. The following is an alphabetical list of the principal risks of investing in the Fund.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign securities. These risks are greater for securities of companies, municipalities or governments in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the

2  Aberdeen Global Equity Impact Fund: Summary Prospectus as of February 28, 2019

company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — The Fund's investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Impact Investing Risk — In implementing the Fund's ESG (Environmental, Social and Governance) investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer's investment performance. For this reason, the Fund may underperform other funds that do not implement an ESG strategy. ESG investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions. The definition of "impact investing" will vary according to an investor's beliefs and values. There is no guarantee that the Adviser's definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

Large-Cap Securities Risk — Securities issued by large cap companies subject the Fund to the risk that those securities may underperform securities issued by companies with smaller capitalizations or the market as a whole.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the Prospectus.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Performance

The bar chart and table below can help you evaluate potential risks of the Global Equity Impact Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The table compares the Fund's average annual total returns to the returns of the MSCI All Country World Index, a broad-based securities index, and the MSCI All Country World ex USA Index. Effective February 28, 2019, the MSCI All Country World Index replaced the MSCI All Country World ex USA Index as the Fund's primary benchmark in connection with the change in the Fund's name and investment strategy.

  Aberdeen Global Equity Impact Fund: Summary Prospectus as of February 28, 2019  3

Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 reflects the Fund's previous investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Select International Equity Fund II to Aberdeen Global Equity Impact Fund.

Aberdeen Standard Investments Inc. (formerly known as Aberdeen Asset Management Inc.) (the "Adviser") and Aberdeen Asset Managers Limited ("AAML") became adviser and sub-adviser of the Fund, respectively, on May 22, 2013. Performance prior to this date reflects the performance of an unaffiliated adviser.

Performance shown for periods after February 1, 2017 reflect the Fund's receipt of payment of Article 63 EU Tax Reclaims related to prior years (2005-2009). The receipt of these extraordinary payments effectively increased the Fund's performance for all periods that include February 2017 in a manner that may not recur in the future, and the Fund's performance was significantly higher for those periods than it would have been had the Fund not received payment of the Article 63 EU Tax Reclaims.

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: 21.94% – 2nd quarter 2009
Lowest Return: -24.29% – 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2018

	1 Year	5 Years	10 Years
Class A shares (inception date: 5/4/05)– Before Taxes	-15.65%	-1.20%	2.48%
Class A shares–After Taxes on Distributions	-16.29%	-2.38%	1.69%
Class A shares–After Taxes on Distributions and Sales of Shares	-9.27%	-1.43%	1.72%
Institutional Class shares (inception date: 5/4/05)– Before Taxes	-15.46%	-0.94%	2.75%
MSCI All Country World Index (reflects no deduction for expenses or taxes)	-8.93%	4.82%	10.05%
MSCI All Country World ex USA Index (reflects no deduction for expenses or taxes)	-13.78%	1.14%	7.06%

Investment Adviser

Aberdeen Standard Investments Inc. (formerly known as Aberdeen Asset Management Inc.) serves as the Global Equity Impact Fund's investment adviser and AAML serves as the Fund's subadviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the fund since
Dominic Byrne, CFA®	Deputy Head of Global Equities	2019
Sarah Norris	Investment Director	2019

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements

4  Aberdeen Global Equity Impact Fund: Summary Prospectus as of February 28, 2019

may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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